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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Harvey Gordon and Shane Hilkowitz, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3 of Magic Lantern Group, Inc., formerly JKC Group, Inc. (the "Registration Statement") and any amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  December 18, 2002


                                     /s/ Harvey Gordon
                                     -------------------------------------
                                     Harvey Gordon

                                     /s/ Dale Kearns
                                     -------------------------------------
                                     Dale Kearns

                                     /s/ Shane Hilkowitz
                                     -------------------------------------
                                     Shane Hilkowitz

                                     /s/ Pierre Arbour
                                     -------------------------------------
                                     Pierre Arbour

                                     /s/ Howard Balloch
                                     -------------------------------------
                                     Howard Balloch

                                     /s/ Richard Geist
                                     -------------------------------------
                                     Richard Geist

                                     /s/ Michael R. Mackenzie
                                     -------------------------------------
                                     Michael R. Mackenzie

                                     /s/Michael Lobsinger
                                     -------------------------------------
                                     Michael Lobsinger

                                     /s/ Richard Siskind
                                     -------------------------------------
                                     Richard Siskind